UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         November 2, 2007

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Change in Registrant’s Certifying Accountant

Explanatory Note: Sun Healthcare Group, Inc. (“Sun”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission dated November 2, 2007 to report the decision of the Audit Committee of Sun’s Board of Directors to dismiss and replace Sun’s independent registered public accounting firm.  This Current Report on Form 8-K/A is being filed to update the information originally reported in the Form 8-K.

On November 2, 2007, Sun, upon the approval of the Audit Committee of the Board of Directors of Sun and of the Board of Directors of Sun, notified Ernst & Young LLP (“Ernst & Young”) that it would not continue to act as the independent registered public accounting firm of Sun after completion of the audit of Sun’s financial statements for the year ending December 31, 2007.  Ernst & Young completed its engagement as Sun’s auditor for the fiscal year ended December 31, 2007, including its audit of Sun’s financial statements for the fiscal year ended December 31, 2007, on March 7, 2008, and Ernst & Young’s dismissal as Sun’s independent registered public accounting firm became effective on that date.

Ernst & Young’s reports on Sun’s financial statements for the periods ended December 31, 2006 and 2007, and its report on the effectiveness of Sun’s internal control over financial reporting as of December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  The report of Ernst & Young on internal control over financial reporting as of December 31, 2006 expressed an unqualified opinion on management’s assessment of the effectiveness of internal control over financial reporting and an adverse opinion on the effectiveness of internal control over financial reporting because of the existence of the following material weakness:  inadequate controls over accounting for leases with rent escalation clauses.  Management's report on internal control over financial reporting and related changes to internal control over financial reporting are included in Item 9A of Sun’s 2006 Form 10-K/A.

The Audit Committee has authorized Ernst & Young to respond fully to inquiries of Sun’s new accountant concerning the material weakness and any other accounting matter.

During fiscal years 2006 and 2007 and during fiscal 2008 to the date hereof, (i) there were no disagreements between Sun and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Ernst & Young 's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report and (ii) there were no "reportable events" as such term is defined in Item 304(a) (1) (v) of Regulation S-K, other than the material weakness described above.

Sun provided Ernst & Young with a copy of the above disclosures and requested that Ernst & Young furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which letter is attached as Exhibit 16.1.

On November 2, 2007, as previously reported in the Form 8-K, Sun engaged PricewaterhouseCoopers LLP ("PwC") as Sun's principal independent accountants for Sun’s fiscal year 2008. Sun's Board of Directors and Audit Committee authorized the engagement of PwC. During the two most recent fiscal years and the subsequent interim period from January 1,

2008 through March 7, 2008, neither Sun, nor anyone acting on behalf of Sun, consulted PwC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Item No.	Description

16.1	Ernst & Young LLP letter to the Securities and Exchange Commission dated March 7, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  March 11, 2008